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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 1999



                            Apogee Enterprises, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-6365

           Minnesota                                  41-0919654
           (State or other jurisdiction of            (IRS Employer
            incorporation or organization)            Identification No.)


                      7900 Xerxes Avenue South, Suite 1800
                        Minneapolis, Minnesota 55431-1159
                    (Address of principal executive offices)

                                 (612) 835-1874
              (Registrant's telephone number, including area code)

                                 Not Applicable
                   (Former name or former address, if changed
                               since last report)
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         The undersigned registrant, Apogee Enterprises, Inc. (the "Company")
hereby amends its Current Report on Form 8-K, dated April 9, 1999 and initially filed with the Commission on April 23, 1999. Item 7(b) of the Form 8-K is hereby amended to read in its entirety as follows:



(b)      Pro Forma Financial Information

         Pro forma financial statements are not included herewith, but will, if required, be filed by amendment hereto on or before June 18, 1999.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       APOGEE ENTERPRISES, INC.



Date:  June 8, 1999                    By: /s/ Russell Huffer
                                          -------------------------------------
                                          Russell Huffer
                                          President and Chief Executive Officer